DRIEHAUS MUTUAL FUNDS

Driehaus Emerging Markets Growth Fund *DREGX

(the “Fund”)

SUPPLEMENT DATED JULY 17, 2017

TO THE PROSPECTUS FOR THE FUND (“PROSPECTUS”) AND THE STATEMENT OF

ADDITIONAL INFORMATION (“SAI”) FOR THE FUND, EACH DATED APRIL 30, 2017

On June 8, 2017, the Board of Trustees of the Fund (the “Board”) approved a new Institutional class of shares of the Fund with the current class of shares to become the Investor class. In addition, the Board approved an amendment to the investment advisory agreement with Driehaus Capital Management LLC to lower the management fee for the Fund to 1.05% of average daily net assets up to $1.5 billion and 0.75% of average daily net assets in excess of $1.5 billion. Finally, the Board approved a shareholder services fee not to exceed 0.25% of the Investor class average daily net assets. These changes all take effect on July 17, 2017 and are reflected in the updated Summary Prospectus, Prospectus and Statement of Additional Information for the Driehaus Emerging Markets Growth Fund (Investor class: DREGX and Institutional class: DIEMX), all dated July 17, 2017 (the “July 17, 2017 Documents”). Therefore, all references to the Fund herein shall be removed and investors should refer to the July 17, 2017 Documents for information related to the Driehaus Emerging Markets Growth Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (800) 560-6111.